                                                                    EXHIBIT 10.1

                                                                  EXECUTION COPY






                               PURCHASE AGREEMENT


                                     BETWEEN


                                AFS SENSUB CORP.
                                    PURCHASER


                                       AND


                      AMERICREDIT FINANCIAL SERVICES, INC.
                                     SELLER






                          DATED AS OF OCTOBER 18, 2002

                                TABLE OF CONTENTS

                                                                                                         Page
                                                                                                         ----
ARTICLE I. DEFINITIONS.....................................................................................1

   SECTION 1.1  General....................................................................................1
   SECTION 1.2  Specific Terms.............................................................................1
   SECTION 1.3  Usage of Terms.............................................................................2
   SECTION 1.4  [Reserved].................................................................................2
   SECTION 1.5  No Recourse................................................................................2
   SECTION 1.6  Action by or Consent of Noteholders and Certificateholder..................................2
   SECTION 1.7  Material Adverse Effect....................................................................3

ARTICLE II. CONVEYANCE OF THE RECEIVABLES AND THE OTHER CONVEYED PROPERTY..................................3

   SECTION 2.1  Conveyance of the Receivables and the Other Conveyed Property..............................3
   SECTION 2.2  [Reserved].................................................................................3

ARTICLE III. REPRESENTATIONS AND WARRANTIES................................................................4

   SECTION 3.1  Representations and Warranties of Seller...................................................4
   SECTION 3.2  Representations and Warranties of Purchaser................................................5

ARTICLE IV. COVENANTS OF SELLER............................................................................7

   SECTION 4.1  Protection of Title of Purchaser...........................................................7
   SECTION 4.2  Other Liens or Interests...................................................................9
   SECTION 4.3  Costs and Expenses.........................................................................9
   SECTION 4.4  Indemnification............................................................................9

ARTICLE V. REPURCHASES....................................................................................11

   SECTION 5.1  Repurchase of Receivables Upon Breach of Warranty.........................................11
   SECTION 5.2  Reassignment of Purchased Receivables.....................................................12
   SECTION 5.3  Waivers...................................................................................12

ARTICLE VI. MISCELLANEOUS.................................................................................12

   SECTION 6.1  Liability of Seller.......................................................................12
   SECTION 6.2  Merger or Consolidation of Seller or Purchaser............................................12
   SECTION 6.3  Limitation on Liability of Seller and Others..............................................13
   SECTION 6.4  Seller May Own Notes or the Certificate...................................................13
   SECTION 6.5  Amendment.................................................................................13
   SECTION 6.6  Notices...................................................................................14
   SECTION 6.7  Merger and Integration....................................................................14
   SECTION 6.8  Severability of Provisions................................................................14
   SECTION 6.9  Intention of the Parties..................................................................15
   SECTION 6.10  Governing Law............................................................................15
   SECTION 6.11  Counterparts.............................................................................16
   SECTION 6.12  Conveyance of the Receivables and the Other Conveyed Property to the Issuer..............16
   SECTION 6.13  Nonpetition Covenant.....................................................................16

   SECTION 6.14  Benefits of Purchase Agreement...........................................................16

SCHEDULES

Schedule A -- Schedule of Receivables
Schedule B -- Representations and Warranties from AFS as to the Receivables

                               PURCHASE AGREEMENT

          THIS PURCHASE AGREEMENT, dated as of October 18, 2002, executed among AFS SenSub Corp., a Nevada corporation, as purchaser ("PURCHASER") and AmeriCredit Financial Services, Inc., a Delaware corporation, as Seller ("SELLER").

                              W I T N E S S E T H :

          WHEREAS, Purchaser has agreed to purchase from the Seller, and the Seller, pursuant to this Agreement, is transferring to Purchaser the Receivables and Other Conveyed Property.

          NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter contained, and for other good and valuable consideration, the receipt of which is acknowledged, Purchaser and the Seller, intending to be legally bound, hereby agree as follows:

                                   ARTICLE I.

                                   DEFINITIONS

          SECTION 1.1 GENERAL. The specific terms defined in this Article include the plural as well as the singular. The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision, and Article, Section, Schedule and Exhibit references, unless otherwise specified, refer to Articles and Sections of and Schedules and Exhibits to this Agreement. Capitalized terms used herein without definition shall have the respective meanings assigned to such terms in the Sale and Servicing Agreement dated as of October 18, 2002, by and among AFS SenSub Corp. (as Seller), AmeriCredit Financial Services, Inc. (in its individual capacity and as Servicer), AmeriCredit Automobile Receivables Trust 2002-E-M (as Issuer) and Bank One, NA, as Backup Servicer and Trust Collateral Agent.

          SECTION 1.2 SPECIFIC TERMS. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

          "AGREEMENT" shall mean this Purchase Agreement and all amendments hereof and supplements hereto.

          "CLOSING DATE" means October 29, 2002.

          "ISSUER" means AmeriCredit Automobile Receivables Trust 2002-E-M.

          "OTHER CONVEYED PROPERTY" means all property conveyed by the Purchaser to the Trust pursuant to Sections 2.1(b),(c),(d),(e),(f) and (h) of the Sale and Servicing Agreement.

          "OWNER TRUSTEE" means Deutsche Bank Trust Company Delaware, as Owner Trustee appointed and acting pursuant to the Trust Agreement.

          "RECEIVABLES" means the Receivables listed on the Schedules of Receivables attached hereto.

          "RELATED DOCUMENTS" means, the Notes, the Certificate, the Custodian Agreement, the Sale and Servicing Agreement, the Indenture, the Trust Agreement, the Note Policy, the Spread Account Agreement, the Insurance Agreement, the Lockbox Agreement and the Underwriting Agreement. The Related Documents to be executed by any party are referred to herein as "SUCH PARTY'S RELATED DOCUMENTS," "ITS RELATED DOCUMENTS" or by a similar expression.

          "REPURCHASE EVENT" means the occurrence of a breach of any of the Seller's representations and warranties hereunder or any other event which requires the repurchase of a Receivable by the Seller under the Sale and Servicing Agreement.

          "SALE AND SERVICING AGREEMENT" means the Sale and Servicing Agreement referred to in Section 1.1 hereof.

          "SCHEDULE OF REPRESENTATIONS" means the Schedule of Representations and Warranties attached hereto as Schedule B.

          "SCHEDULES OF RECEIVABLES" means the schedule of Receivables sold and transferred pursuant to this Agreement which is attached hereto as Schedule A.

          "TRUST COLLATERAL AGENT" means Bank One, NA, as trust collateral agent and any successor trust collateral agent appointed and acting pursuant to the Sale and Servicing Agreement.

          "TRUSTEE" means Bank One, NA, as trustee and any successor Trustee appointed and acting pursuant to the Indenture.

          SECTION 1.3 USAGE OF TERMS. With respect to all terms used in this Agreement, the singular includes the plural and the plural the singular; words importing any gender include the other gender; references to "writing" include printing, typing, lithography, and other means of reproducing words in a visible form; references to agreements and other contractual instruments include all subsequent amendments thereto or changes therein entered into in accordance with their respective terms and not prohibited by this Agreement or the Sale and Servicing Agreement; references to Persons include their permitted successors and assigns; and the terms "include" or "including" mean "include without limitation" or "including without limitation."

          SECTION 1.4  [RESERVED].

          SECTION 1.5 NO RECOURSE. Without limiting the obligations of Seller hereunder, no recourse may be taken, directly or indirectly, under this Agreement or any certificate or other writing delivered in connection herewith or therewith, against any stockholder, officer or director, as such, of Seller, or of any predecessor or successor of Seller.

          SECTION 1.6  ACTION BY OR CONSENT OF NOTEHOLDERS AND
CERTIFICATEHOLDER. Whenever any provision of this Agreement refers to action to be taken, or consented to, by

Noteholders or the Certificateholder, such provision shall be deemed to refer to the Certificateholder or Noteholder, as the case may be, of record as of the Record Date immediately preceding the date on which such action is to be taken, or consent given, by Noteholders or the Certificateholder. Solely for the purposes of any action to be taken, or consented to, by Noteholders or the Certificateholder, any Note or Certificate registered in the name of the Seller or any Affiliate thereof shall be deemed not to be outstanding; provided, however, that, solely for the purpose of determining whether the Trustee or the Trust Collateral Agent is entitled to rely upon any such action or consent, only Notes or Certificates which the Owner Trustee, the Trustee or the Trust Collateral Agent, respectively, knows to be so owned shall be so disregarded.

          SECTION 1.7 MATERIAL ADVERSE EFFECT. Whenever a determination is to be made under this Agreement as to whether a given event, action, course of conduct or set of facts or circumstances could or would have a material adverse effect on the Noteholders (or any similar or analogous determination), such determination shall be made without taking into account the funds available from claims under the Note Policy.

                                   ARTICLE II.

                          CONVEYANCE OF THE RECEIVABLES
                         AND THE OTHER CONVEYED PROPERTY

          SECTION 2.1 CONVEYANCE OF THE RECEIVABLES AND THE OTHER CONVEYED PROPERTY.

          (a) Subject to the terms and conditions of this Agreement, Seller hereby sells, transfers, assigns, and otherwise conveys to Purchaser without recourse (but without limitation of its obligations in this Agreement), and Purchaser hereby purchases, all right, title and interest of Seller in and to the Receivables and the Other Conveyed Property. It is the intention of Seller and Purchaser that the transfer and assignment contemplated by this Agreement shall constitute a sale of the Receivables and the Other Conveyed Property from Seller to Purchaser, conveying good title thereto free and clear of any liens, and the beneficial interest in and title to the Receivables and the Other Conveyed Property shall not be part of Seller's estate in the event of the filing of a bankruptcy petition by or against Seller under any bankruptcy or similar law.

          (b) Simultaneously with the conveyance of the Receivables and the Other Conveyed Property to Purchaser, Purchaser has paid or caused to be paid to or upon the order of Seller an amount equal to the book value of the Receivables sold by Seller, as set forth on the books and records of Seller, by wire transfer of immediately available funds and the remainder as a contribution to the capital of the Purchaser (a wholly-owned subsidiary of Seller).

          SECTION 2.2  [RESERVED]

                                  ARTICLE III.

                         REPRESENTATIONS AND WARRANTIES

          SECTION 3.1 REPRESENTATIONS AND WARRANTIES OF SELLER. Seller makes the following representations and warranties as of the date hereof, on which Purchaser relies in purchasing the Receivables and the Other Conveyed Property and in transferring the Receivables and the Other Conveyed Property to the Issuer under the Sale and Servicing Agreement and on which the Insurer will rely in issuing the Note Policy and the Swap Provider Policies. Such representations are made as of the execution and delivery of this Agreement, but shall survive the sale, transfer and assignment of the Receivables and the Other Conveyed Property hereunder, and the sale, transfer and assignment thereof by Purchaser to the Issuer under the Sale and Servicing Agreement. Seller and Purchaser agree that Purchaser will assign to Issuer all Purchaser's rights under this Agreement and that the Trustee will thereafter be entitled to enforce this Agreement against Seller in the Trustee's own name on behalf of the Noteholders.

          (a) SCHEDULE OF REPRESENTATIONS. The representations and warranties set forth on the Schedule of Representations with respect to the Receivables as of the date hereof, are true and correct.

          (b) ORGANIZATION AND GOOD STANDING. Seller has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and now has, power, authority and legal right to acquire, own and sell the Receivables and the Other Conveyed Property to be transferred to Purchaser.

          (c) DUE QUALIFICATION. Seller is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification.

          (d) POWER AND AUTHORITY. Seller has the power and authority to execute and deliver this Agreement and its Related Documents and to carry out its terms and their terms, respectively; Seller has full power and authority to sell and assign the Receivables and the Other Conveyed Property to be sold and assigned to and deposited with Purchaser hereunder and has duly authorized such sale and assignment to Purchaser by all necessary corporate action; and the execution, delivery and performance of this Agreement and Seller's Related Documents have been duly authorized by Seller by all necessary corporate action.

          (e) VALID SALE; BINDING OBLIGATIONS. This Agreement and Seller's Related Documents have been duly executed and delivered, shall effect a valid sale, transfer and assignment of the Receivables and the Other Conveyed Property to the Purchaser, enforceable against Seller and creditors of and purchasers from Seller; and this Agreement and Seller's Related Documents constitute legal, valid and binding obligations of Seller enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law.

          (f) NO VIOLATION. The consummation of the transactions contemplated by this Agreement and the Related Documents, and the fulfillment of the terms of this Agreement and the Related Documents, shall not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice, lapse of time or both) a default under, the articles of incorporation or bylaws of Seller, or any indenture, agreement, mortgage, deed of trust or other instrument to which Seller is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement, the Spread Account Agreement, the Sale and Servicing Agreement and the Indenture, or violate any law, order, rule or regulation applicable to Seller of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over Seller or any of its properties.

          (g) NO PROCEEDINGS. There are no proceedings or investigations pending or, to Seller's knowledge, threatened against Seller, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over Seller or its properties (i) asserting the invalidity of this Agreement or any of the Related Documents,
     (ii) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement or any of the Related Documents, (iii) seeking any determination or ruling that might materially and adversely affect the performance by Seller of its obligations under, or the validity or enforceability of, this Agreement or any of the Related Documents or (iv) seeking to affect adversely the federal income tax or other federal, state or local tax attributes of, or seeking to impose any excise, franchise, transfer or similar tax upon, the transfer and acquisition of the Receivables and the Other Conveyed Property hereunder or under the Sale and Servicing Agreement.

          (h) TRUE SALE. The Receivables are being transferred with the intention of removing them from Seller's estate pursuant to Section 541 of the Bankruptcy Code, as the same may be amended from time to time.

          (i) CHIEF EXECUTIVE OFFICE. The chief executive office of Seller is located at 801 Cherry Street, Suite 3900, Fort Worth, Texas 76102.

     SECTION 3.2 REPRESENTATIONS AND WARRANTIES OF PURCHASER. Purchaser makes the following representations and warranties, on which Seller relies in selling, assigning, transferring and conveying the Receivables and the Other Conveyed Property to Purchaser hereunder. Such representations are made as of the execution and delivery of this Agreement, but shall survive the sale, transfer and assignment of the Receivables and the Other Conveyed Property hereunder and the sale, transfer and assignment thereof by Purchaser to the Issuer under the Sale and Servicing Agreement.

          (a) ORGANIZATION AND GOOD STANDING. Purchaser has been duly organized and is validly existing and in good standing as a corporation under the laws of the State of Nevada, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and has, full power, authority and legal right to acquire and own the Receivables and the Other Conveyed Property, and to transfer the Receivables and the Other Conveyed Property to the Issuer pursuant to the Sale and Servicing Agreement.

          (b) DUE QUALIFICATION. Purchaser is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions where the failure to do so would materially and adversely affect Purchaser's ability to acquire the Receivables or the Other Conveyed Property, and to transfer the Receivables and the Other Conveyed Property to the Issuer pursuant to the Sale and Servicing Agreement, or the validity or enforceability of the Receivables and the Other Conveyed Property or to perform Purchaser's obligations hereunder and under the Purchaser's Related Documents.

          (c) POWER AND AUTHORITY. Purchaser has the power, authority and legal right to execute and deliver this Agreement and to carry out the terms hereof and to acquire the Receivables and the Other Conveyed Property hereunder; and the execution, delivery and performance of this Agreement and all of the documents required pursuant hereto have been duly authorized by Purchaser by all necessary corporate action.

          (d) NO CONSENT REQUIRED. Purchaser is not required to obtain the consent of any other Person, or any consent, license, approval or authorization or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery or performance of this Agreement and the Related Documents, except for such as have been obtained, effected or made.

          (e) BINDING OBLIGATION. This Agreement constitutes a legal, valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms, subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, conservatorship, receivership, liquidation and other similar laws and to general equitable principles.

          (f) NO VIOLATION. The execution, delivery and performance by Purchaser of this Agreement, the consummation of the transactions contemplated by this Agreement and the Related Documents and the fulfillment of the terms of this Agreement and the Related Documents do not and will not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or by-laws of Purchaser, or conflict with or breach any of the terms or provisions of, or constitute (with or without notice or lapse of time) a default under, any indenture, agreement, mortgage, deed of trust or other instrument to which Purchaser is a party or by which Purchaser is bound or to which any of its properties are subject, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument (other than the Sale and Servicing Agreement and the Spread

     Account Agreement), or violate any law, order, rule or regulation, applicable to Purchaser or its properties, of any federal or state regulatory body, any court, administrative agency, or other governmental instrumentality having jurisdiction over Purchaser or any of its properties.

          (g) NO PROCEEDINGS. There are no proceedings or investigations pending, or, to the knowledge of Purchaser, threatened against Purchaser, before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality having jurisdiction over Purchaser or its properties: (i) asserting the invalidity of this Agreement or any of the Related Documents, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any of the Related Documents, (iii) seeking any determination or ruling that might materially and adversely affect the performance by Purchaser of its obligations under, or the validity or enforceability of, this Agreement or any of the Related Documents or (iv) that may adversely affect the federal or state income tax attributes of, or seeking to impose any excise, franchise, transfer or similar tax upon, the transfer and acquisition of the Receivables and the Other Conveyed Property hereunder or the transfer of the Receivables and the Other Conveyed Property to the Issuer pursuant to the Sale and Servicing Agreement.

          In the event of any breach of a representation and warranty made by Purchaser hereunder, Seller covenants and agrees that it will not take any action to pursue any remedy that it may have hereunder, in law, in equity or otherwise, until a year and a day have passed since the date on which all Notes, Certificates, pass-through certificates or other similar securities issued by Purchaser, or a trust or similar vehicle formed by Purchaser, have been paid in full. Seller and Purchaser agree that damages will not be an adequate remedy for such breach and that this covenant may be specifically enforced by Purchaser, Issuer or by the Trustee on behalf of the Noteholders and Owner Trustee on behalf of the Certificateholder.

                                  ARTICLE IV.

                               COVENANTS OF SELLER

          SECTION 4.1  PROTECTION OF TITLE OF PURCHASER.

          (a) At or prior to the Closing Date, Seller shall have filed or caused to be filed a UCC-1 financing statement, naming Seller as seller or debtor, naming Purchaser as purchaser or secured party and describing the Receivables and the Other Conveyed Property being sold by it to Purchaser as collateral, with the office of the Secretary of State of the State of Delaware and in such other locations as Purchaser shall have required. From time to time thereafter, Seller shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of Purchaser under this Agreement, of the Issuer under the Sale and Servicing Agreement and of the Trust Collateral Agent under the Indenture in the Receivables and the Other Conveyed Property and in the proceeds thereof. Seller shall deliver (or cause to be delivered) to Purchaser, the Trust Collateral Agent and the Insurer file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing. In the event that Seller fails to perform its obligations under this subsection, Purchaser, Issuer or the Trust Collateral Agent may do so, at the expense of such Seller. In furtherance of the foregoing, the Seller hereby authorizes the Purchaser, the Issuer or the Trust Collateral Agent to file a record or records (as defined in the applicable UCC), including, without limitation, financing statements, in all jurisdictions and with all filing offices as each may determine, in its sole discretion, are necessary or advisable to perfect the security interest granted to the Purchaser pursuant to Section 6.9 of this Agreement. Such financing statements may describe the collateral in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner as such party may determine, in its sole discretion, is necessary, advisable or prudent to ensure the perfection of the security interest in the collateral granted to the Purchaser herein.

          (b) Seller shall not change its name, identity, state of incorporation or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed by Seller (or by Purchaser, Issuer or the Trust Collateral Agent on behalf of Seller) in accordance with paragraph (a) above seriously misleading within the meaning of Section 9-506 of the applicable UCC, unless they shall have given Purchaser, Issuer, the Insurer and the Trust Collateral Agent at least 60 days' prior written notice thereof, and shall promptly file appropriate amendments to all previously filed financing statements and continuation statements.

          (c) Seller shall give Purchaser, the Issuer, the Insurer (so long as an Insurer Default shall not have occurred and be continuing) and the Trust Collateral Agent at least 60 days' prior written notice of any relocation that would result in a change of location of the debtor within the meaning of Section 9-307 of the applicable UCC. Seller shall at all times maintain each office from which it services Receivables and its principal executive office within the United States of America.

          (d) Prior to the Closing Date, Seller has maintained accounts and records as to each Receivable accurately and in sufficient detail to permit
     (i) the reader thereof to know at any time as of or prior to the Closing Date, the status of such Receivable, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect to) each Receivable and the Principal Balance as of the Closing Date. Seller shall maintain its computer systems so that, from and after the time of sale under this Agreement of the Receivables to Purchaser, and the conveyance of the Receivables by Purchaser to the Issuer, Seller's master computer records (including archives) that shall refer to a Receivable indicate clearly that such Receivable has been sold to Purchaser and has been conveyed by Purchaser to the Issuer. Indication of the Issuer's ownership of a Receivable shall be deleted from or modified on Seller's computer systems when, and only when, the Receivable shall become a Purchased Receivable or shall have been paid in full.

          (e) If at any time Seller shall propose to sell, grant a security interest in, or otherwise transfer any interest in any motor vehicle receivables to any prospective purchaser, lender or other transferee, Seller shall give to such prospective purchaser, lender, or other transferee computer tapes, records, or print-outs (including any restored from archives) that, if they shall refer in any manner whatsoever to any Receivable (other than a Purchased Receivable), shall indicate clearly that such Receivable has been sold to Purchaser, sold by Purchaser to Issuer, and is owned by the Issuer.

          SECTION 4.2 OTHER LIENS OR INTERESTS. Except for the conveyances hereunder, Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on the Receivables or the Other Conveyed Property or any interest therein, and Seller shall defend the right, title, and interest of Purchaser and the Issuer in and to the Receivables and the Other Conveyed Property against all claims of third parties claiming through or under Seller.

          SECTION 4.3 COSTS AND EXPENSES. Seller shall pay all reasonable costs and disbursements in connection with the performance of its obligations hereunder and under its Related Documents.

          SECTION 4.4  INDEMNIFICATION.

          (a) Seller shall defend, indemnify and hold harmless Purchaser, the Issuer, the Trust Collateral Agent, the Trustee, the Backup Servicer, the Owner Trustee, the Noteholders and the Certificateholder from and against any and all costs, expenses, losses, damages, claims, and liabilities, arising out of or resulting from any breach of any of Seller's representations and warranties contained herein.

          (b) Seller shall defend, indemnify and hold harmless Purchaser, the Issuer, the Trust Collateral Agent, the Trustee, the Backup Servicer, the Owner Trustee, the Security Insurer, the Noteholders and the Certificateholder from and against any and all costs, expenses, losses, damages, claims, and liabilities, arising out of or resulting from the use, ownership or operation by Seller or any affiliate thereof of a Financed Vehicle.

          (c) Seller shall defend, indemnify and hold harmless Purchaser, the Issuer, the Trust Collateral Agent, the Trustee, the Backup Servicer, the Owner Trustee, the Security Insurer, the Noteholders and the Certificateholder from and against any and all costs, expenses, losses, damages, claims and liabilities arising out of or resulting from any action taken, or failed to be taken, by it in respect of any portion of the Receivables other than in accordance with this Agreement or the Sale and Servicing Agreement.

          (d) Seller agrees to pay, and shall defend, indemnify and hold harmless Purchaser, the Issuer, the Trust Collateral Agent, the Trustee, the Backup Servicer, the Owner Trustee, the Security Insurer, the Noteholders and the Certificateholder from and against any taxes that may at any time be asserted against Purchaser, the Issuer, the Trust Collateral Agent, the Trustee, the Backup Servicer, the Owner Trustee, the Security Insurer, the Noteholders and the Certificateholder with respect to the transactions contemplated in this Agreement, including, without limitation, any sales, gross receipts, general corporation, tangible or intangible personal property, privilege, or license taxes (but not including any taxes asserted with respect to, and as of the date of, the sale, transfer and assignment of the Receivables and the Other Conveyed Property to

     Purchaser and by Purchaser to the Issuer or the issuance and original sale of the Notes or issuance of the Certificate, or asserted with respect to ownership of the Receivables and Other Conveyed Property which shall be indemnified by Seller pursuant to clause (e) below, or federal, state or other income taxes, arising out of distributions on the Notes or the Certificate or transfer taxes arising in connection with the transfer of the Notes or the Certificate) and costs and expenses in defending against the same, arising by reason of the acts to be performed by Seller under this Agreement or imposed against such Persons.

          (e) Seller agrees to pay, and to indemnify, defend and hold harmless Purchaser, the Issuer, the Trust Collateral Agent, the Trustee, the Backup Servicer, the Owner Trustee, the Security Insurer, the Noteholders and the Certificateholder from, any taxes which may at any time be asserted against such Persons with respect to, and as of the date of, the conveyance or ownership of the Receivables or the Other Conveyed Property hereunder and the conveyance or ownership of the Receivables under the Sale and Servicing Agreement or the issuance and original sale of the Notes or the issuance of the Certificate, including, without limitation, any sales, gross receipts, personal property, tangible or intangible personal property, privilege or license taxes (but not including any federal or other income taxes, including franchise taxes, arising out of the transactions contemplated hereby or transfer taxes arising in connection with the transfer of the Notes or the Certificate) and costs and expenses in defending against the same, arising by reason of the acts to be performed by Seller under this Agreement or imposed against such Persons.

          (f) Seller shall defend, indemnify, and hold harmless Purchaser, the Issuer, the Trust Collateral Agent, the Trustee, the Backup Servicer, the Owner Trustee, the Noteholders and the Certificateholder from and against any and all costs, expenses, losses, claims, damages, and liabilities to the extent that such cost, expense, loss, claim, damage, or liability arose out of, or was imposed upon Purchaser, the Issuer, the Trust Collateral Agent, the Trustee, the Backup Servicer, the Owner Trustee, the Noteholders or the Certificateholder through the negligence, willful misfeasance, or bad faith of Seller in the performance of its duties under this Agreement or by reason of reckless disregard of Seller's obligations and duties under this Agreement.

          (g) Seller shall indemnify, defend and hold harmless Purchaser, the Issuer, the Trust Collateral Agent, the Trustee, the Backup Servicer, the Owner Trustee, the Noteholders and the Certificateholder from and against any loss, liability or expense incurred by reason of the violation by Seller of federal or state securities laws in connection with the registration or the sale of the Notes.

          (h) Seller shall indemnify, defend and hold harmless Purchaser, the Issuer, the Trust Collateral Agent, the Trustee, the Backup Servicer, the Owner Trustee, the Noteholders and the Certificateholder from and against any loss, liability or expense imposed upon, or incurred by, Purchaser, the Issuer, the Trust Collateral Agent, the Trustee, the Backup Servicer, the Owner Trustee, the Noteholders or the Certificateholder as result of the failure of any Receivable, or the sale of the related Financed Vehicle, to comply with all requirements of applicable law.

          (i) Seller shall defend, indemnify, and hold harmless Purchaser from and against all costs, expenses, losses, claims, damages, and liabilities arising out of or incurred in connection with the acceptance or performance of Seller's trusts and duties as Servicer under the Sale and Servicing Agreement, except to the extent that such cost, expense, loss, claim, damage, or liability shall be due to the willful misfeasance, bad faith, or negligence (except for errors in judgment) of Purchaser.

          (j) Seller shall indemnify the Owner Trustee and its officers, directors, successors, assigns, agents and servants jointly and severally with the Purchaser pursuant to Section 7.2 of the Trust Agreement.

          Indemnification under this Section 4.4 shall include reasonable fees and expenses of counsel and expenses of litigation and shall survive payment of the Notes and the Certificate. The indemnity obligations hereunder shall be in addition to any obligation that Seller may otherwise have.

                                   ARTICLE V.

                                   REPURCHASES

          SECTION 5.1 REPURCHASE OF RECEIVABLES UPON BREACH OF WARRANTY. Upon the occurrence of a Repurchase Event, Seller shall, unless the breach which is the subject of such Repurchase Event shall have been cured in all material respects, repurchase the Receivable relating thereto from the Issuer and, simultaneously with the repurchase of the Receivable, Seller shall deposit the Purchase Amount in full, without deduction or offset, to the Collection Account, pursuant to Section 3.2 of the Sale and Servicing Agreement. It is understood and agreed that, except as set forth in Section 6.1 hereof, the obligation of Seller to repurchase any Receivable, as to which a breach occurred and is continuing, shall, if such obligation is fulfilled, constitute the sole remedy against Seller for such breach available to Purchaser, the Issuer, the Insurer, the Backup Servicer, the Noteholders, the Certificateholder, the Trust Collateral Agent on behalf of the Noteholders or the Owner Trustee on behalf of the Certificateholder. The provisions of this Section 5.1 are intended to grant the Issuer, the Insurer and the Trust Collateral Agent a direct right against Seller to demand performance hereunder, and in connection therewith, Seller waives any requirement of prior demand against Purchaser with respect to such repurchase obligation. Any such repurchase shall take place in the manner specified in Section 3.2 of the Sale and Servicing Agreement. Notwithstanding any other provision of this Agreement or the Sale and Servicing Agreement to the contrary, the obligation of Seller under this Section shall not terminate upon a termination of Seller as Servicer under the Sale and Servicing Agreement and shall be performed in accordance with the terms hereof notwithstanding the failure of the Servicer or Purchaser to perform any of their respective obligations with respect to such Receivable under the Sale and Servicing Agreement.

          In addition to the foregoing and notwithstanding whether the related Receivable shall have been purchased by Seller, Seller shall indemnify the Issuer, the Trust Collateral Agent, the Trustee, the Backup Servicer, the Owner Trustee, the Insurer, the Noteholders and the Certificateholder from and against all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel, which may be asserted against or incurred by any of them as a result of third party claims arising out of the events or facts giving rise to such Repurchase Events.

          SECTION 5.2 REASSIGNMENT OF PURCHASED RECEIVABLES. Upon deposit in the Collection Account of the Purchase Amount of any Receivable repurchased by Seller under Section 5.1 hereof, Purchaser and the Issuer shall take such steps as may be reasonably requested by Seller in order to assign to Seller all of Purchaser's and the Issuer's right, title and interest in and to such Receivable and all security and documents and all Other Conveyed Property conveyed to Purchaser and the Issuer directly relating thereto, without recourse, representation or warranty, except as to the absence of Liens created by or arising as a result of actions of Purchaser or the Issuer. Such assignment shall be a sale and assignment outright, and not for security. If, following the reassignment of a Purchased Receivable, in any enforcement suit or legal proceeding, it is held that Seller may not enforce any such Receivable on the ground that it shall not be a real party in interest or a holder entitled to enforce the Receivable, Purchaser and the Issuer shall, at the expense of Seller, take such steps as Seller deems reasonably necessary to enforce the Receivable, including bringing suit in Purchaser's or in the Issuer's name.

          SECTION 5.3 WAIVERS. No failure or delay on the part of Purchaser, or the Issuer as assignee of Purchaser, or the Trust Collateral Agent as assignee of the Issuer, in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other or future exercise thereof or the exercise of any other power, right or remedy.

                                   ARTICLE VI.
                                  MISCELLANEOUS

          SECTION 6.1 LIABILITY OF SELLER. Seller shall be liable in accordance herewith only to the extent of the obligations in this Agreement specifically undertaken by Seller and the representations and warranties of Seller.

          SECTION 6.2 MERGER OR CONSOLIDATION OF SELLER OR PURCHASER. Any corporation or other entity (i) into which Seller or Purchaser may be merged or consolidated, (ii) resulting from any merger or consolidation to which Seller or Purchaser is a party or (iii) succeeding to the business of Seller or Purchaser, in the case of Purchaser, which corporation has a certificate of incorporation containing provisions relating to limitations on business and other matters substantively identical to those contained in Purchaser's certificate of incorporation, provided that in any of the foregoing cases such corporation shall execute an agreement of assumption to perform every obligation of Seller or Purchaser, as the case may be, under this Agreement and, whether or not such assumption agreement is executed, shall be the successor to Seller or Purchaser, as the case may be, hereunder (without relieving Seller or Purchaser of their responsibilities hereunder, if it survives such merger or consolidation) without the execution or filing of any document or any further action by any of the parties to this Agreement. Notwithstanding the foregoing, so long as an Insurer Default shall not have occurred and be continuing, Purchaser shall not merge or consolidate with any other Person or permit any other Person to become the successor to Purchaser's business without the prior written consent of the Insurer. Seller or Purchaser shall promptly inform the other party, the Issuer, the Trust Collateral Agent, the Owner Trustee and, so long as an Insurer Default shall not have occurred and be continuing, the Insurer of such merger, consolidation or purchase and assumption. Notwithstanding the foregoing, as a condition to the consummation of the transactions referred to in clauses (i), (ii) and (iii) above, (x) immediately after giving effect to such transaction, no representation or warranty made pursuant to Sections 3.1 and 3.2 of this Agreement shall have been breached (for purposes hereof, such representations and warranties shall speak as of the date of the consummation of such transaction) and no event that, after notice or lapse of time, or both, would become an event of default under the Insurance Agreement, shall have occurred and be continuing, (y) Seller or Purchaser, as applicable, shall have delivered written notice of such consolidation, merger or purchase and assumption to the Rating Agencies prior to the consummation of such transaction and shall have delivered to the Issuer, the Insurer and the Trust Collateral Agent an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section 6.2 and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, and (z) Seller or Purchaser, as applicable, shall have delivered to the Issuer, the Insurer and the Trust Collateral Agent an Opinion of Counsel, stating, in the opinion of such counsel, either (A) all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary to preserve and protect the interest of the Issuer and the Trust Collateral Agent in the Receivables and reciting the details of the filings or (B) no such action shall be necessary to preserve and protect such interest.

          SECTION 6.3 LIMITATION ON LIABILITY OF SELLER AND OTHERS. Seller and any director, officer, employee or agent thereof may rely in good faith on the advice of counsel or on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement. Seller shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its obligations under this Agreement or its Related Documents and that in its opinion may involve it in any expense or liability.

          SECTION 6.4 SELLER MAY OWN NOTES OR THE CERTIFICATE. Subject to the provisions of the Sale and Servicing Agreement, Seller and any Affiliate of Seller may in their individual or any other capacity become the owner or pledgee of Notes or the Certificate with the same rights as they would have if they were not Seller or an Affiliate thereof.

          SECTION 6.5  AMENDMENT.

          (a) This Agreement may be amended by Seller and Purchaser with the prior written consent of the Insurer (so long as an Insurer Default shall not have occurred and be continuing) but without the consent of the Trust Collateral Agent, the Owner Trustee, the Certificateholder or any of the Noteholders (i) to cure any ambiguity or (ii) to correct any provisions in this Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel delivered to the Issuer, the Owner Trustee and the Trust Collateral Agent, adversely affect in any material respect the interests of any Certificateholder or Noteholder.

          (b) This Agreement may also be amended from time to time by Seller and Purchaser, with the prior written consent of the Insurer (so long as an Insurer Default shall not have occurred and be continuing) and with the consent of the Trust Collateral Agent and, if required, the Certificateholder and the Noteholders, in accordance with the

     Sale and Servicing Agreement, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Certificateholder or Noteholders; PROVIDED, HOWEVER, the Seller provides the Trust Collateral Agent with an Opinion of Counsel, (which may be provided by the Seller's internal counsel) that no such amendment shall increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that shall be required to be made on any Note or Certificate.

          (c) Prior to the execution of any such amendment or consent, Seller shall have furnished written notification of the substance of such amendment or consent to each Rating Agency.

          (d) It shall not be necessary for the consent of Certificateholder or Noteholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholder or Noteholders shall be subject to such reasonable requirements as the Trust Collateral Agent may prescribe, including the establishment of record dates. The consent of a Holder of a Certificate or a Note given pursuant to this Section or pursuant to any other provision of this Agreement shall be conclusive and binding on such Holder and on all future Holders of such Certificate or Note and of any Certificate or Note issued upon the transfer thereof or in exchange thereof or in lieu thereof whether or not notation of such consent is made upon the Certificate or Note.

          SECTION 6.6 NOTICES. All demands, notices and communications to Seller or Purchaser hereunder shall be in writing, personally delivered, or sent by telecopier (subsequently confirmed in writing), reputable overnight courier or mailed by certified mail, return receipt requested, and shall be deemed to have been given upon receipt (a) in the case of Seller, to AmeriCredit Financial Services, Inc., 801 Cherry Street, Suite 3900, Fort Worth, Texas 76102,
Attention: Chief Financial Officer, or (b) in the case of Purchaser, to AFS SenSub Corp., 639 Isbell Rd., Suite 390, Reno, Nevada 85909, Attention: Chief Financial Officer, or such other address as shall be designated by a party in a written notice delivered to the other party or to the Issuer, Owner Trustee or the Trust Collateral Agent, as applicable.

          SECTION 6.7 MERGER AND INTEGRATION. Except as specifically stated otherwise herein, this Agreement and Related Documents set forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement and the Related Documents. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

          SECTION 6.8 SEVERABILITY OF PROVISIONS. If any one or more of the covenants, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, provisions or terms shall be deemed severable from the remaining covenants, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

          SECTION 6.9  INTENTION OF THE PARTIES.

          (a) The execution and delivery of this Agreement shall constitute an acknowledgment by Seller and Purchaser that they intend that the assignment and transfer herein contemplated constitute a sale and assignment outright, and not for security, of the Receivables and the Other Conveyed Property, conveying good title thereto free and clear of any Liens, from Seller to Purchaser, and that the Receivables and the Other Conveyed Property shall not be a part of Seller's estates in the event of the bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law, or the occurrence of another similar event, of, or with respect to Seller. In the event that such conveyance is determined to be made as security for a loan made by Purchaser, the Issuer, the Noteholders or the Certificateholder to Seller, the parties intend that Seller shall have granted to Purchaser a security interest in all of Seller's right, title and interest in and to (collectively, the "COLLATERAL"):

               (1) the Receivables and all moneys received thereon after the Cutoff Date,

               (2) the Other Conveyed Property conveyed to Purchaser by Seller pursuant to this Agreement including (a) an assignment of the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and any other interest of the Seller in such Financed Vehicles,
     (b) any proceeds and the right to receive any proceeds with respect to the Receivables and the Receivables from claims on any physical damage, credit life or disability insurance policies covering Financed Vehicles or Obligors and any proceeds from the liquidation of the Receivables, (c) any proceeds from any Receivable repurchased by a Dealer, pursuant to a Dealer Agreement, as a result of a breach of representation or warranty in the related Dealer Agreement, (d) any proceeds from any Receivable repurchased by a Third-Party Lender, pursuant to an Auto Loan Purchase and Sale Agreement, as a result of a breach of representation or warranty in the related Auto Loan Purchase and Sale Agreement, (e) all rights under any Service Contracts on the related Financed Vehicles, (f) the related Receivables Files and (g) the proceeds of any and all of the foregoing,

               (3) all of the Seller's (a) Accounts, (b) Chattel Paper, (c) Documents, (d) Instruments, and (e) General Intangibles (as such terms are defined in the applicable UCC) relating to the property described in items
     (1) and (2), and

               (4) all proceeds and investments with respect to items (1), (2), and (3) above.

          (b) This Agreement shall constitute a security agreement under applicable law.

          SECTION 6.10 GOVERNING LAW. This Agreement shall be construed in accordance with and governed by the law of the State of New York, without giving effect to its conflict of law provisions (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law).

          SECTION 6.11 COUNTERPARTS. For the purpose of facilitating the execution of this Agreement and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute but one and the same instrument.

          SECTION 6.12 CONVEYANCE OF THE RECEIVABLES AND THE OTHER CONVEYED PROPERTY TO THE ISSUER. Seller acknowledge that Purchaser intends, pursuant to the Sale and Servicing Agreement, to convey the Receivables and the Other Conveyed Property, together with its rights under this Agreement, to the Issuer on the date hereof. Seller acknowledges and consents to such conveyance and pledge and waives any further notice thereof and covenants and agrees that the representations and warranties of Seller contained in this Agreement and the rights of Purchaser hereunder are intended to benefit the Insurer, the Issuer, the Owner Trustee, the Trust Collateral Agent, the Noteholders and the Certificateholder. In furtherance of the foregoing, Seller covenants and agrees to perform its duties and obligations hereunder, in accordance with the terms hereof for the benefit of the Insurer, the Issuer, the Owner Trustee, the Trust Collateral Agent, the Noteholders and the Certificateholder and that, notwithstanding anything to the contrary in this Agreement, Seller shall be directly liable to the Issuer, the Owner Trustee, the Trust Collateral Agent, the Noteholders and the Certificateholder (notwithstanding any failure by the Servicer, the Backup Servicer or the Purchaser to perform its respective duties and obligations hereunder or under Related Documents) and that the Trust Collateral Agent may enforce the duties and obligations of Seller under this Agreement against Seller for the benefit of the Insurer, the Owner Trustee, the Trust Collateral Agent, the Noteholders and the Certificateholder.

          SECTION 6.13 NONPETITION COVENANT. Neither Purchaser nor Seller shall petition or otherwise invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Purchaser or the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Purchaser or the Issuer or any substantial part of their respective property, or ordering the winding up or liquidation of the affairs of the Purchaser or the Issuer.

          SECTION 6.14 BENEFITS OF PURCHASE AGREEMENT. The Insurer and its successors and assigns shall be a third-party beneficiary to the provisions of this Purchase Agreement and shall be entitled to rely upon and directly enforce the provisions of this Purchase Agreement so long as no Insurer Default shall have occurred and be continuing.

          IN WITNESS WHEREOF, the parties have caused this Purchase Agreement to be duly executed by their respective officers as of the day and year first above written.

                                 AFS SENSUB CORP., as Purchaser


                                 By /s/ Julie Borge
                                    --------------------------------------------
                                    Name:   Julie Borge
                                    Title:  Vice President, Structured Finance


                                 AMERICREDIT FINANCIAL SERVICES,
                                    INC., as Seller


                                 By /s/ Beth Sorensen
                                    --------------------------------------------
                                    Name:   Beth Sorensen
                                    Title:  Senior Vice President, Finance


Accepted:

BANK ONE, NA,
as Trustee and Trust Collateral Agent


By /s/ John J. Rothrock
   ----------------------------------
   Name:  John J. Rothrock
   Title: Authorized Signer


                              [Purchase Agreement]

                                   SCHEDULE A

                             SCHEDULE OF RECEIVABLES


        [On File with AmeriCredit, the Trustee and Dewey Ballantine LLP]

                                   SCHEDULE B

                        REPRESENTATIONS AND WARRANTIES OF

              AMERICREDIT FINANCIAL SERVICES, INC. ("AMERICREDIT")

     1. CHARACTERISTICS OF RECEIVABLES. Each Receivable (A) was originated (i) by AmeriCredit, (ii) by a Dealer and purchased by AmeriCredit from such Dealer under an existing Dealer Agreement or pursuant to a Dealer Assignment with AmeriCredit and was validly assigned by such Dealer to AmeriCredit pursuant to a Dealer Assignment or (iii) by a Third-Party Lender and purchased by AmeriCredit from such Third-Party Lender under an existing Auto Loan Purchase and Sale Agreement or pursuant to a Third-Party Lender Assignment with AmeriCredit and was validly assigned by such Third-Party Lender to AmeriCredit pursuant to a Third-Party Lender Assignment (B) was originated by AmeriCredit, such Dealer or such Third-Party Lender for the retail sale of a Financed Vehicle in the ordinary course of AmeriCredit's, the Dealer's or the Third-Party Lender's business, in each case was originated in accordance with AmeriCredit's credit policies and was fully and properly executed by the parties thereto, and AmeriCredit, each Dealer and each Third-Party Lender had all necessary licenses and permits to originate Receivables in the state where AmeriCredit, each such Dealer or each such Third-Party Lender was located, (C) contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for realization against the collateral security, (D) is a Receivable which provides for level monthly payments (provided that the period in the first Collection Period and the payment in the final Collection Period of the Receivable may be minimally different from the normal period and level payment) which, if made when due, shall fully amortize the Amount Financed over the original term and (E) has not been amended or collections with respect to which waived, other than as evidenced in the Receivable File relating thereto.

     2. NO FRAUD OR MISREPRESENTATION. Each Receivable was originated (i) by AmeriCredit, (ii) by a Dealer and was sold by the Dealer to AmeriCredit, or
(iii) by a Third-Party Lender and was sold by the Third-Party Lender to AmeriCredit, and was sold by AmeriCredit to AFS SenSub Corp. without any fraud or misrepresentation on the part of such Dealer or Third-Party Lender in any case.

     3. COMPLIANCE WITH LAW. All requirements of applicable federal, state and local laws, and regulations thereunder (including, without limitation, usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Moss-Magnuson Warranty Act, the Federal Reserve Board's Regulations "B" and "Z" (including amendments to the Federal Reserve's Official Staff Commentary to Regulation Z, effective October 1, 1998, concerning negative equity loans), the Soldiers' and Sailors' Civil Relief Act of 1940, each applicable state Motor Vehicle Retail Installment Sales Act, and state adaptations of the National Consumer Act and of the Uniform Consumer Credit Code and other consumer credit laws and equal credit opportunity and disclosure laws) in respect of the Receivables and the Financed Vehicles, have been complied with in all material respects, and each Receivable and the sale of the Financed Vehicle evidenced by each Receivable complied at the time it was originated or made and now complies in all material respects with all applicable legal requirements.

     4.  ORIGINATION. Each Receivable was originated in the United States.

     5. BINDING OBLIGATION. Each Receivable represents the genuine, legal, valid and binding payment obligation of the Obligor thereon, enforceable by the holder thereof in accordance with its terms, except (A) as enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law and (B) as such Receivable may be modified by the application after the Cutoff Date of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended; and all parties to each Receivable had full legal capacity to execute and deliver such Receivable and all other documents related thereto and to grant the security interest purported to be granted thereby.

     6. NO GOVERNMENT OBLIGOR. No Obligor is the United States of America or any State or any agency, department, subdivision or instrumentality thereof.

     7. OBLIGOR BANKRUPTCY. At the Cutoff Date no Obligor had been identified on the records of AmeriCredit as being the subject of a current bankruptcy proceeding.

     8. SCHEDULES OF RECEIVABLES. The information set forth in the Schedules of Receivables has been produced from the Electronic Ledger and was true and correct in all material respects as of the close of business on the Cutoff Date.

     9. MARKING RECORDS. By the Closing Date, AmeriCredit will have caused the portions of the Electronic Ledger relating to the Receivables to be clearly and unambiguously marked to show that the Receivables have been sold to AFS SenSub Corp. by AmeriCredit and resold by the AFS SenSub Corp. to the Trust in accordance with the terms of the Sale and Servicing Agreement.

     10. COMPUTER TAPE. The Computer Tape made available by AmeriCredit to AFS SenSub Corp. and to the Trust on the Closing Date was complete and accurate as of the Cutoff Date and includes a description of the same Receivables that are described in the Schedule of Receivables.

     11. ADVERSE SELECTION. No selection procedures adverse to the Noteholders or the Insurer were utilized in selecting the Receivables from those receivables owned by AmeriCredit which met the selection criteria contained in the Sale and Servicing Agreement.

     12. CHATTEL PAPER. The Receivables constitute chattel paper within the meaning of the UCC as in effect in the States of Texas, New York and Delaware.

     13. ONE ORIGINAL. There is only one original executed copy of each Receivable.

     14. RECEIVABLE FILES COMPLETE. There exists a Receivable File pertaining to each Receivable and such Receivable File contains (a) a fully executed original of the Receivable, (b) the original executed credit application, or a paper or electronic copy thereof and (c) the original Lien Certificate or application therefor. Each of such documents which is required to be signed by the Obligor has been signed by the Obligor in the appropriate spaces. All blanks on any form have been properly filled in and each form has otherwise been correctly prepared. The complete Receivable File for each Receivable currently is in the possession of the Custodian.

     15. RECEIVABLES IN FORCE. No Receivable has been satisfied, subordinated or rescinded, and the Financed Vehicle securing each such Receivable has not been released from the lien of the related Receivable in whole or in part. No terms of any Receivable have been waived, altered or modified in any respect since its origination, except by instruments or documents identified in the Receivable File. No Receivable has been modified as a result of application of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

     16. LAWFUL ASSIGNMENT. No Receivable was originated in, or is subject to the laws of, any jurisdiction the laws of which would make unlawful, void or voidable the sale, transfer and assignment of such Receivable under this Agreement or pursuant to transfers of the Notes.

     17. GOOD TITLE. Immediately prior to the conveyance of the Receivables to AFS SenSub Corp. pursuant to this Agreement, AmeriCredit was the sole owner thereof and had good and indefeasible title thereto, free of any Lien and, upon execution and delivery of this Agreement by AmeriCredit, AFS SenSub Corp. shall have good and indefeasible title to and will be the sole owner of such Receivables, free of any Lien. No Dealer or Third-Party Lender has a participation in, or other right to receive, proceeds of any Receivable. AmeriCredit has not taken any action to convey any right to any Person that would result in such Person having a right to payments received under the related Insurance Policies or the related Dealer Agreements, Auto Loan Purchase and Sale Agreements, Dealer Assignments, or Third-Party Lender Assignments or to payments due under such Receivables.

     18. SECURITY INTEREST IN FINANCED VEHICLE. Each Receivable created or shall create a valid, binding and enforceable first priority security interest in favor of AmeriCredit in the Financed Vehicle. The Lien Certificate and original certificate of title for each Financed Vehicle show, or if a new or replacement Lien Certificate is being applied for with respect to such Financed Vehicle the Lien Certificate will be received within 180 days of the Closing Date and will show AmeriCredit named as the original secured party under each Receivable as the holder of a first priority security interest in such Financed Vehicle. With respect to each Receivable for which the Lien Certificate has not yet been returned from the Registrar of Titles, AmeriCredit has applied for or received written evidence from the related Dealer or Third-Party Lender that such Lien Certificate showing AmeriCredit as first lienholder has been applied for and AmeriCredit's security interest has been validly assigned by AmeriCredit to AFS SenSub Corp. pursuant to this Agreement. Immediately after the sale, transfer and assignment thereof by AmeriCredit to AFS SenSub Corp., each Receivable will be secured by an enforceable and perfected first priority security interest in the Financed Vehicle in favor of AFS SenSub Corp. as secured party, which security interest is prior to all other Liens upon and security interests in such Financed Vehicle which now exist or may hereafter arise or be created (except, as to priority, for any lien for taxes, labor or materials affecting a Financed Vehicle). As of the Cutoff Date there were no Liens or claims for taxes, work, labor or materials affecting a Financed Vehicle which are or may be Liens prior or equal to the Liens of the related Receivable.

     19. ALL FILINGS MADE. All filings (including, without limitation, UCC filings) required to be made by any Person and actions required to be taken or performed by any Person in any jurisdiction to give AFS SenSub Corp. a first priority perfected lien on, or ownership interest in, the Receivables and the proceeds thereof and the Other Conveyed Property have been made, taken or performed.

     20. NO IMPAIRMENT. AmeriCredit has not done anything to convey any right to any Person that would result in such Person having a right to payments due under the Receivable or otherwise to impair the rights of the Trust, the Insurer, the Trustee, the Trust Collateral Agent and the Noteholders in any Receivable or the proceeds thereof.

     21. RECEIVABLE NOT ASSUMABLE. No Receivable is assumable by another Person in a manner which would release the Obligor thereof from such Obligor's obligations to AmeriCredit with respect to such Receivable.

     22. NO DEFENSES. No Receivable is subject to any right of rescission, setoff, counterclaim or defense and no such right has been asserted or threatened with respect to any Receivable.

     23. NO DEFAULT. There has been no default, breach, violation or event permitting acceleration under the terms of any Receivable (other than payment delinquencies of not more than 30 days or, in the case of certain Receivables that have an aggregate Principal Balance of up to 2% of the initial principal amount of the Notes, payment delinquencies of not more than 60 days), and no condition exists or event has occurred and is continuing that with notice, the lapse of time or both would constitute a default, breach, violation or event permitting acceleration under the terms of any Receivable, and there has been no waiver of any of the foregoing. As of the Cutoff Date no Financed Vehicle had been repossessed.

     24. INSURANCE. At the time of origination of a Receivable by AmeriCredit or a purchase of a Receivable by AmeriCredit from a Dealer or Third-Party Lender, each Financed Vehicle is required to be covered by a comprehensive and collision insurance policy (i) in an amount at least equal to the lesser of (a) its maximum insurable value or (b) the principal amount due from the Obligor under the related Receivable, (ii) naming AmeriCredit as loss payee and (iii) insuring against loss and damage due to fire, theft, transportation, collision and other risks generally covered by comprehensive and collision coverage. Each Receivable requires the Obligor to maintain physical loss and damage insurance, naming AmeriCredit and its successors and assigns as additional insured parties, and each Receivable permits the holder thereof to obtain physical loss and damage insurance at the expense of the Obligor if the Obligor fails to do so. No Financed Vehicle is insured under a policy of Force-Placed Insurance on the Cutoff Date.

     25. PAST DUE. Except for certain Receivables that have an aggregate Principal Balance of up to 2% of the initial principal amount of the Notes and which may have been between 31 and 60 days past due, at the Cutoff Date no Receivable was more than 30 days past due.

     26. REMAINING PRINCIPAL BALANCE. At the Cutoff Date the Principal Balance of each Receivable set forth in the Schedules of Receivables is true and accurate in all material respect

     27. CERTAIN CHARACTERISTICS OF RECEIVABLES.

(A) Each Receivable had a remaining maturity, as of the Cutoff Date, of not more than 72 months.

(B) Each Receivable had an original maturity, as of the Cutoff Date, of not more than 72 months.

(C) Not more than 40% of the Receivables (calculated by Aggregate Principal Balance) has an original term to maturity of 61 to 72 months. The original term to maturity of 61 to 72 month Receivables in the Trust is 34% as of the Cutoff Date.

(D) Each Receivable had a remaining Principal Balance as of the Cutoff Date of at least $250 and not more than $80,000.

(E) Each Receivable has an Annual Percentage Rate of at least 6% and not more than 33%.

(F) The Receivables' weighted average Annual Percentage Rate is not less than 17%. The weighted average Annual Percentage Rate of the Receivables in the Trust is 17.10% as of the Cutoff Date.

(H) Except for certain Receivables that have an aggregate Principal Balance of up to 2% of the initial principal amount of the Notes and which may have been between 31 and 60 days past due as of the Cutoff Date (and for none of which did the Obligor fail to make its first Scheduled Receivables Payment or did the Servicer make any extensions or modifications except as permitted by Section 4.2(b), no Receivable was more than 30 days past due as of the Cutoff Date.

(I) No funds have been advanced by AmeriCredit, any Dealer, any Third-Party Lender, or anyone acting on behalf of any of them in order to cause any Receivable to qualify under clause (H) above.

(J) Not more than 35% of the Obligors reside in Texas and California (based on the Obligor's mailing address). As of the Cutoff Date, 28% of the Obligors (based in the Obligor's mailing address) reside in Texas and California.

(K) Each Obligor had a billing address in the United States as of the date of origination of the Receivable, is a natural person and is not an Affiliate of any party to this Agreement.

(K) Each Receivable is denominated in, and each Contract provides for payment in, United States Dollars.

(L) Each Receivable is identified on the Servicer's master servicing records as an automobile installment sales contract or installment note.

(M) Each Receivable arises under a Contract which is assignable without the consent of, or notice to, the Obligor thereunder, and does not contain a confidentiality provision that purports to restrict the ability of the Servicer to exercise its rights under the Sale and Servicing Agreement, including, withiout limitation, its right to review the Contract.

(N) Each Receivable arises under a Contract with respect to which AmeriCredit has performed all obligations required to be performed by it thereunder, and, in the event such Contract is an installment sales contract, delivery of the Financed Vehicle to the related Obligor has occurred.

          28 INTEREST CALCULATION. Each Contract provides for the calculation of interest payable thereunder under either the "simple interest" method, the "Rule of 78's" method or the "precomputed interest" method.

          29. LOCKBOX ACCOUNT. Each Obligor has been, or will be, directed to make all payments on their related Receivable to the Lockbox Account.

          30. LIEN ENFORCEMENT. Each Receivable provides for enforcement of the lien or the clear legal right of repossession, as applicable, on the Financed Vehicle securing such Receivable.

          31. PROSPECTUS SUPPLEMENT DESCRIPTION. Each Receivable conforms, and all Receivables in the aggregate conform, in all material respects to the description thereof set forth in the Prospectus Supplement.

          32. OTHER AUTOMOBILE LOANS. Neither the Obligor on any Receivable nor any of its Affiliates is the obligor on any automobile loan with an aggregate principal amount greater than $80,000 the date of origination.

          33. RISK OF LOSS. Each Contract contains provisions requiring the Obligor to assume all risk of loss or malfunction on the related Financed Vehicle, requiring the Obligor to pay all sales, use, property, excise and other similar taxes imposed on or with respect to the Financed Vehicle and making the Obligor liable for all payments required to be made thereunder, without any setoff, counterclaim or defense for any reason whatsoever, subject only to the Obligor's right of quiet enjoyment.

          34. VEHICLE EXCHANGE. No Contract provides for the substitution, exchange or addition of any Financed Vehicle subject to such Receivable.

          35. LEASING BUSINESS. To the best of the Seller's and the Servicer's knowledge, as appropriate, no Obligor is a Person involved in the business of leasing or selling equipment of a type similar to the Obligor's related Financed Vehicle.

          36. CONSUMER LEASES. No Receivable constitutes a "consumer lease" under either (a) the UCC as in effect in the jurisdiction the law of which governs the Receivable or (b) the Consumer Leasing Act, 15 USC 1667.